                                                                    Exhibit 99.1

        PROXY          SeraNova, Inc.

        This Proxy is Solicited on Behalf of the Board of Directors.

                  The undersigned hereby appoints Rajkumar Koneru and Ravi Singh, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated hereon, all of the shares of common stock of SeraNova, Inc. which the undersigned is entitled to vote at a Special Meeting of Shareholders of SeraNova, Inc. to be held on February 12, 2001, or at any adjournment or postponement thereof.

                  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is marked, this proxy if signed, dated and returned to us will be voted "FOR" approval of the Amended and Restated Agreement and Plan of Merger which is described in the accompanying Proxy Statement/Prospectus and is included therein as Annex A.

                  The Board of Directors recommends a vote FOR approval.

         (Continued and to be signed on reverse side)

-----------------------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------
        X
        -------------------------------------------------------------------                                 FOR   AGAINST ABSTAIN
A       Please mark your                                                        --------------------------------------------------
        votes as indicated                                                      --------------------------------------------------
        in this example.                                                        --------------------------------------------------
                                                                                --------------------------------------------------

                                                                                Proposal to approve the Amended and Restated
                                                                                Agreement and Plan of Merger dated as of October 27
                                                                                2000, by and among Silverline Technologies Limited,
                                                                                Silverline Acquisition Corp., Silverline
                                                                                Technologies, Inc. and SeraNova, Inc., and the
                                                                                transactions contemplated thereby.

                                                                                The undersigned hereby revokes all proxies
                                                                                heretofore given by the undersigned to vote at the
                                                                                Special Meeting or any adjournment or postponement
                                                                                thereof.



                                                                                --------------------------------------------------
                                                                                --------------------------------------------------
                                                                                               I plan to attend the meeting.
----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE ____________________________ DATE ________________ SIGNATURE ____________________________ DATE ________________

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
